***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 10.1

ID 2951

THIS AGREEMENT made under the laws of the Province of Quebec, Canada.

BETWEEN:	NATIONAL RESEARCH COUNCIL OF CANADA whose head office address is: 1200 Montreal Road Ottawa, ON K1A 0R6 Canada			(called “NRC”	)

through its Montreal correspondence office: Human Health Therapeutics
	6100 Royalmount Avenue Montreal, QC H4P 2R2 Canada	Contact: Telephone: Fax: Email:	*** *** ***

AND:	FIVE PRIME THERAPEUTICS, INC. a corporation under the laws of USA whose address is: 2 Corporate Drive South San Francisco, CA 94080 USA	Contact: Telephone: Fax: Email:	*** *** (415) 365-5601 ***	(called the “Licensee”	)

WHEREAS

(a)	NRC owns or controls certain technology which is subject to intellectual property rights, including without limitation inventions (which may be protected by patents), copyright, trade secrets, know-how, and information that is confidential.

(b)	NRC and the Licensee desire to enter into a license agreement that will permit the technology to be used for Five Prime’s Internal Research Purposes.

IN CONSIDERATION of the following terms, conditions, promises, and payments, the parties agree as follows:

1	DEFINITIONS IN THIS AGREEMENT

For all purposes of this Agreement the following terms, in singular or plural form as appropriate to the context, are defined as follows:

1.1	“Effective Date” means the date this Agreement is signed by both parties.

1.2	“NRC Technology” means the inventions (not necessarily patentable), trade secrets, know-how, designs, written works, samples, biological materials, and technical information (confidential or not) provided by NRC to Licensee under this Agreement relating to: previous technologies of ***, cell line, *** vector and *** and *** protocols; AND the latest version of the *** with *** vector(s) *** and *** cell lines as defined in ANNEX 1, the media, maps and detailed information about plasmid vectors, and protocols for recombinant protein expression related thereto.

1.3	“Patents” means the following patents and patent applications listed in Table 1, plus any divisions, continuations, continuations-in-part, re-issues, and extensions of these patents and patent applications plus any other patents and patent applications in other countries, covering essentially the same inventions and claiming priority of patenting rights from any of the patents and patent applications listed in Table 1:

Table 1

Country	Type	Application Number/ Patent Number	Filing Date
***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***
***	***	***	***
***	***	***	***
***	***	***	***

***.

***.

1.4	“NRC Intellectual Property Rights” means Patents and other exclusionary rights in respect of the NRC Technology, and rights in respect of confidential information included in the NRC Technology.

1.5	“NRC’s Internal Research Purposes” means research and development within NRC’s laboratories.

1.6	“Affiliate” means with respect to any person: (i) any other person of which the securities or other ownership interests representing fifty per cent (50%) or more of the equity or fifty per cent (50%) or more of the ordinary voting power or fifty per cent (50%) or more of the general partnership interests are, at the time such determination is being made, owned, Controlled or held, directly or indirectly, by such person; or (ii) any other person which, at the time such determination is being made, is Controlling, Controlled by or under common Control with, such person. As used in this Agreement, the term “Control,” whether used as a noun or verb, refers to the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise.

1.7	“Five Prime’s Internal Research Purposes” means research and development within the Primary Site, including research conducted under collaborations, including target discovery collaborations, Five Prime may enter into with third parties pursuant to which Five Prime receives monetary or other consideration.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2	GRANT OF LICENSE

2.1	Grant: NRC grants to the Licensee a license to NRC’s Intellectual Property Rights effective throughout the Primary Site and additional Affiliate sites for Five Prime’s Internal Research Purposes, namely for expression of recombinant proteins by transient transfection and for making stable cell lines if required by Licensee.

2.2	Site specific: This license is site specific and cannot be used by the Licensee at another location. The site for which this license applies (called the “Primary Site”) is located at: FIVE PRIME THERAPEUTICS, INC, 2 Corporate Drive, South San Francisco, CA 94080, USA. Additional sites for Affiliates are available at an additional cost as set forth in article 3, herein. The address of any additional Affiliate site must be annexed to this Agreement or added in an Amendment to this Agreement.

2.3	Non-Exclusivity: The rights granted to the Licensee by way of license under this Agreement are: non-exclusive.

2.4	Sub-licensing: The Licensee may not sub-license the rights granted by this Agreement.

2.5	Delivery: NRC shall give the Licensee a copy of all of NRC’s relevant:

(a)	Patents, including the latest draft of any applications that have not matured into patents;

(b)	Documentation that is reasonably necessary for an understanding of the NRC Technology, to the extent that it exists;

(c)	Samples, in reasonable quantities, of materials illustrating the NRC Technology.

The Licensee shall be conclusively deemed to have received all necessary delivery under this paragraph if the Licensee has not notified NRC within *** (***) days after the Effective Date of this Agreement that delivery is lacking.

3	FEES AND ROYALTIES

3.1	License Fee: As consideration for the grant of the License, the Licensee shall pay NRC, within *** (***) days from the date the invoice is issued by NRC, a license fee for the Primary Site of *** U.S. dollars (USD *** $). If applicable, the Licensee shall pay NRC an additional license fee of *** U.S. dollars (USD ***$) per year for each additional Affiliate site requested by Licensee.

3.2	Tax: The Goods and Service Tax, or Harmonized Sales Tax, or Quebec Sales Tax, is applicable to all payments required by this Agreement, depending on the residence of the Licensee or sub-licensee, while none of those taxes normally applies to foreign-based payers. It is the responsibility of the payer, whether Licensee or sub-licensee, to determine tax status and to pay to NRC the applicable tax in addition to the payments required by this Agreement. NRC’s GST and HST registration number is ***. NRC’s QST registration number is ***.

3.3	Delinquent Accounts: NRC may use a collection agency to collect any debt arising under this Agreement, and NRC may obtain a set-off of the debt against any other money payable by the Government of Canada to the Licensee. The costs and fees of collection agencies shall be added to the debt payable to NRC.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4	INTELLECTUAL PROPERTY

4.1	Patenting Responsibility: NRC shall bear the responsibility and pay the cost to obtain and maintain Patents in the countries that NRC chooses to file an application directly or through the national phase of a PCT application. NRC shall use reasonable efforts to obtain those Patents and shall not allow those Patents to lapse for failure to comply with maintenance obligations. If applications (including the national phase of a PCT application) could be filed in countries, which NRC has not chosen, they may be requested by the Licensee and shall be filed by NRC if the Licensee bears all expenses including without limitation the cost of maintaining those Patents. If the *** vector is part of the NRC Technology licensed, NRC shall not have the right to file any patent applications with respect to a modification by Licensee of a *** vector by ***.

4.2	Third Party Patents: To the extent, licenses are required from third parties in order for Licensee to use NRC Technology without risk of infringement; the Licensee is solely responsible for obtaining such licenses. NRC does not warrant that NRC Technology may be used without such risk.

5	TECHNICAL ASSISTANCE

5.1	Assistance Available: NRC shall supply the Licensee with technical assistance relating to the NRC Technology, for up to *** (***) hours of time to be utilized within the first *** (***) months of this Agreement. Incremental costs (such as overtime, travel, equipment fees), or any further time required, will be charged to the Licensee at standard NRC charge rates.

5.2	Licensee’s Improvements or Additions: In the event that the Licensee produces additions or changes to the NRC Technology (called “Improvements or Additions”), which by their nature could not be made or used without some use of the NRC Technology, the Licensee shall provide NRC, within *** (***) days from the time the Improvements or Additions have been made, with all available technical information concerning them, including source code if software is involved, and shall be deemed to license NRC to use them for NRC’s Internal Research Purposes only at no cost to NRC. Notwithstanding the foregoing, Licensee shall be permitted to redact any Licensee proprietary information from any such technical information. Improvements or Additions do not include modification of a *** vector by ***; for greater certainty, such modification(s) and methods shall be owned by Licensee, and shall not be considered NRC Technology or any part thereof.

5.3	Grant Back: Upon Termination of this Agreement, the Licensee shall be deemed to have granted to NRC a non-exclusive, unconditional, irrevocable, perpetual royalty-free license, including the right to sub-license, to make, use or sell articles incorporating any Improvements or Additions made by the Licensee which were required by the preceding paragraph to be reported to NRC, whether patentable or unpatentable, without any obligation to account to the Licensee.

6	CONFIDENTIALITY

6.1	What is Confidential: The NRC Technology is confidential to NRC except for published elements and elements which NRC states in writing to be not confidential. The Licensee’s knowledge, information, know-how, and/or techniques relating to the business or affairs of the Licensee including without limitation all research, data, specifications, plans, materials, drawings, records, agreements and papers of any nature whether written or otherwise relating to same (and including without limitation Licensee’s Improvements and Additions to the NRC Technology) are considered to be Licensee’s confidential information. Any documents of either party, marked “Confidential”, “Protected”, “Proprietary”, or similar words, are confidential to that party.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.2	Obligations of Confidentiality: Except to the extent particularly expressly authorized in this Agreement, each party shall, until *** (***) years after the expiration date defined in paragraph 10.1, protect the other party’s confidential information with the same degree of care as it uses to protect its own confidential information, but not less than a reasonable degree of care, and shall not use such information for purposes other than those contemplated by this Agreement. Disclosure of information by a receiving party is permitted to the extent that it can be proved to be:

(a)	independently developed by the receiving party without reference to or use of the confidential information of the other party;

(b)	received from a third party without breach of any obligation of confidentiality;

(c)	in the public domain at the time of its disclosure or that later becomes publicly available without breach of this Agreement; or

(d)	required to be disclosed by law, including in the case of NRC, the Access to Information Act, or in response to a valid order of a court or other governmental body, provided that the receiving party first provides the disclosing party with notice of such requirements and of its intent to disclose the information.

Notwithstanding any provision in this Agreement, nothing in this Agreement shall or shall be deemed to prevent the Licensee from sharing NRC’s confidential information including, without limitation, information about Licensee’s use of the NRC Intellectual Property, with Licensee’s Affiliate(s) on a confidential and need-to-know basis for the purposes contemplated in this Agreement. Additionally, either party hereto shall have the right to disclose the terms and conditions of this Agreement to the extent necessary to establish rights or enforce obligations under this Agreement.

6.3	If Confidentiality Lost: This Agreement remains in effect regardless of any loss of confidentiality of the NRC Technology at any time for any reason, although each party retains the right to terminate this Agreement for a breach by the other party.

This article 6 shall survive the termination of this Agreement.

7	USE OF NRC’S NAME

7.1	Control of Use: NRC and the Licensee each reserves the right, in its sole discretion, to control any unauthorized use of their respective names and may notify the other that it must immediately cease using the other’s name, including any abbreviations, words, or images that imply an association with that party. Upon receipt of such notification, the Licensee or the NRC, as the case may be, must use its best efforts to withdraw from circulation any written material that represents an unauthorized use.

7.2	Authorized Use: Notwithstanding any other provision of this Agreement, NRC hereby authorizes the Licensee, and the Licensee agrees to take all reasonable opportunities, such as in sales literature or press releases, to acknowledge NRC as the source of the NRC Technology, but not so as to imply, in any such acknowledgment, that NRC endorses or approves any product or service offered for sale by the Licensee.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8	WARRANTIES, DISCLAIMERS AND INDEMNITIES

8.1	Warranty of Licensing Rights: NRC warrants that it has not previously granted any rights that would conflict with the rights granted by this Agreement. NRC warrants that it is either the owner or the licensee (with power to sub-license) of all Patents that may be required to practice NRC Technology and that it has all rights to enter into this Agreement and grant the rights set out in this Agreement.

8.2	No Implied Warranties: Except for representations, warranties or conditions expressly made in this Agreement, the NRC Technology is supplied and licensed on an “as is” basis, and there are no representations, warranties or conditions, express or implied by statute, including without limitation any with respect to:

(a)	market readiness, merchantability, or fitness for any use or purpose;

(b)	operational state, character, quality, or freedom from defects;

(c)	non-infringement of rights of third parties under present or future patents.

8.3	No Contestation of Validity: The Licensee acknowledges the validity of the Patents and copyright licensed hereunder and agrees not to contest such validity during the life of this Agreement, either directly or indirectly by assisting other parties. This clause is not operational under U.S. law.

8.4	Limited Damages: NRC shall not be liable, in any event, for consequential or incidental damages, or loss of income, arising from the possession or use of anything licensed or conveyed pursuant to this Agreement, except as a result of the negligence of NRC.

8.5	No Indemnity Obligations: NRC rejects all liability and responsibility relating to the consequences of using the NRC Technology.

9	INFRINGEMENT LITIGATION

9.1	Initial Consultation: If the Licensee receives or becomes aware of any claim or assertion by a third party that any activities by the Licensee under this Agreement constitute an infringement or other violation of a third party’s patents or other intellectual property, the Licensee shall notify NRC and shall provide NRC with all details relating to the allegation. The parties shall promptly enter into discussions with the third party to determine the extent and validity of the infringement and the parties mutually agreed course of action. Each party will absorb its own costs of the discussions.

10	DURATION AND TERMINATION

10.1	Expiration: The term of the license shall commence as of the Effective Date of this Agreement and, unless terminated earlier, shall expire five (5) years from the Effective Date.

10.2	Perpetual Renewal: Five years after the Effective date, and each year thereafter, the Licensee may choose to perpetually renew this Agreement on a yearly basis, by sending NRC a payment of *** US dollars (USD *** $) for each renewal of a one year License extension. If applicable, the Licensee shall pay NRC an additional renewal fee of *** U.S. dollars (USD *** $) per year for each additional Affiliate site requested by Licensee

10.3

Termination by Either Party for Default or Breach: In the event that one party defaults or materially breaches any of the provisions of this Agreement, the other party shall have the right to terminate this

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Agreement by giving written notice to the defaulting party, but this act shall not prejudice the right of NRC to recover any fee due at the time of such termination and shall not prejudice any cause of action or claim of NRC accrued or to accrue on account of any breach or default by the Licensee. However, if the defaulting party cures the breach within *** (***) days after the notice is given, this Agreement shall continue in full force and effect.

10.4	(a) Termination by NRC: This Agreement, at the option of NRC, may be terminated forthwith by NRC if the Licensee becomes bankrupt, or insolvent, or has a receiver appointed to continue its operations, or passes a resolution for winding up, or takes the benefit of any statute relating to bankrupt or insolvent debtors or the orderly payment of debts.

(b) Termination by the Licensee: This Agreement may be terminate at any time by the Licensee upon *** (***) days written notice to the NRC, subject to paragraph 10.5, provided that no license fee paid or payable will be reimbursed to the Licensee.

10.5	Procedure on Termination: Upon termination, the Licensee shall cease any other use of the NRC Technology unless the NRC Technology, in total, has then become part of the public domain other than through any act or omission of the Licensee.

10.6	Accrued Obligations: Termination does not release a party from any obligations, which accrued while this Agreement was in force or upon its termination.

10.7	Survival: Notwithstanding the termination of this Agreement, the provisions of paragraph 5.3 shall survive such termination with respect to any activities conducted by Licensee prior to such termination.

11	LAWS AND DISPUTES

11.1	Choice of Law: This Agreement shall be interpreted according to the laws of the Province of Quebec and the laws of Canada in force there.

11.2	Court: Subject to paragraph 12.3, for any litigation concerning this Agreement, including litigation arising from arbitration, the parties hereby irrevocably and unconditionally attorn to the exclusive jurisdiction of the Courts of the Province of Quebec, and all courts competent to hear appeals therefrom. The parties expressly exclude any conflict of laws rules or principles that might refer disputes under this Agreement to the laws of another jurisdiction. Despite the foregoing, if this Agreement or any aspect of it becomes a subject of judicial proceedings in the United States of America, then the Licensee irrevocably waives any and all rights it has to a trial by jury in the United States, and the Licensee agrees that the matter will be heard before a judge sitting alone, due to the nature and complexity of the NRC Technology and applicable laws.

11.3	Dispute resolution: Disputes concerning this Agreement shall not be litigated. All disputes arising in connection with this Agreement which cannot be resolved through negotiations to the mutual satisfaction of both parties within *** (***) days, or such longer period as may be mutually agreed upon, may be submitted by either party to arbitration in accordance with the Commercial Arbitration Act of Canada, R.S.C., 1985, c. 17 (2nd Supp.), as amended, and shall be subject to the following:

(a)	The party requesting arbitration shall do so by written notice to the other party.

(b)	The arbitration shall take place in *** before a single arbitrator to be chosen jointly by the parties. Failing agreement of the parties on a single arbitrator within *** (***) days of the notice requesting arbitration, either party may apply to a judge of a court having jurisdiction in *** for the appointment of a single arbitrator.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)	Each party shall pay its own costs and an equal share of all of the costs of the arbitration and the fees of the arbitrator, except for the exceptional circumstance in which an arbitral award may require the payment of all costs by a party who has brought a plainly frivolous dispute.

(d)	The arbitrator shall issue a written decision as soon as practicable after the conclusion of the final hearing, but in any event no later than *** (***) days thereafter, unless that time period is extended for a fixed period by the arbitrator on written notice to each party because of illness or other cause beyond the arbitrator’s control. The decision shall be in the form of an award made in writing and signed by the arbitrator.

(e)	The decision shall be final and binding on the parties in accordance with the Commercial Arbitration Act of Canada.

Neither party may request arbitration in respect of a breach of this Agreement after the *** anniversary of the day on which the requesting party first discovered that breach, unless the other party has agreed in writing to extend the period.

12	GENERAL TERMS AND CONDITIONS

12.1	Entire Agreement: This Agreement represents the entire understanding between the parties as of the Effective Date hereof, and supersedes all prior communications, negotiations and agreements, written or oral, concerning the NRC Technology.

12.2	Limits of Agreement: For greater certainty, the parties agree that this is not an assignment of ownership of copyright or of patent rights, but merely a license. This Agreement shall not be construed as creating the relationship of principal and agent, employer and employee, fiduciary, distributorship, partnership, or joint venture.

12.3	Amendments: This Agreement may only be amended by an agreement in writing, signed by the parties, expressly referring to this Agreement.

12.4	Severance: If any provision in this Agreement is found, by a court or arbitration, to be wholly or partly invalid, illegal or unenforceable in any respect, the remainder of this Agreement shall remain enforceable and this Agreement shall be construed as if that provision had never existed. The request to initial each page is not a condition of this Agreement.

12.5	Waiver: Failure by either party to assert rights arising from any breach or default of this Agreement, or acceptance of payments, shall not be regarded as a waiver of rights. No failure to assert rights, no waiver, and no toleration implies any continuing or future waiver of rights.

12.6	Assignment: This Agreement is personal to the parties, so that neither its assignment, nor its assumption by a corporation formed by amalgamation with a party is valid.

12.7	Force Majeure: Neither party shall be responsible or liable to the other for failure or delay in the performance of this Agreement due to war, fire, accident or other casualty, labour disturbance, act of the public enemy, act of God, or any other contingency beyond that party’s reasonable control. In the event of applicability of this paragraph, the party affected by such force majeure shall use its best efforts to eliminate, cure and overcome any such causes and resume performance of its obligations as soon as possible.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

12.8	Notices: Any notice contemplated by this Agreement, unless a different address is subsequently notified by one party to the other in writing, must be sent to the address stated at the beginning of this Agreement where the parties are identified, by:

(a)	registered mail, and then it is deemed to be an effective notice *** (***) days after it is sent,

(b)	courier, and then it is an effective notice only when acknowledged by an official receipt, or

(c)	by personal delivery to the office of the chief executive officer of the party, and then it is an effective notice only when acknowledged by a signature of either that person or a person with apparent authority to receive messages.

SIGNED by the Licensee in duplicate at South San Francisco, CA, USA

FIVE PRIME THERAPEUTICS, INC.

Date: 3 December, 2013	Per:	/s/ W. Michael Kavanaugh

Name and title:	W. Michael Kavanaugh
Senior Vice President and CSO

SIGNED by NRC in duplicate at Montreal, QC, Canada

NATIONAL RESEARCH COUNCIL OF CANADA

Date: 28 Nov, 2013	Per:	/s/ Julie Ducharme
Julie Ducharme, General Manager
Human Health Therapeutics

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ANNEX SP – SCHEDULE OF PAYMENTS TO NRC

To Agreement with FIVE PRIME THERAPEUTICS, INC.

for the technology described as: previous technologies of ***, cell line, *** vector and *** and *** protocols; AND the latest version of the *** with *** vector(s) *** and *** cell lines as defined in ANNEX 1, the media, maps and detailed information about plasmid vectors, and protocols for recombinant protein expression related thereto

Billing Address, if not the same as the party’s address at the beginning of this Agreement:

Invoicing reference number, if desired:

TERMS OF PAYMENT:

SP-1	All amounts set out in the Invoicing Schedule shall be due as invoiced by NRC, which invoice shall provide for payment due *** (***) days from the date the invoice is issued. The first amount expressed in the Invoicing Schedule to be invoiced upon signature of this Agreement by both Parties is due within *** (***) days from the date the invoice is issued by NRC. NRC shall issue invoices for subsequent payments in accordance with the Invoicing Schedule below.

INVOICING SCHEDULE	PRINCIPAL		GST	QST	AMOUNT DUE

Invoiced on the Effective Date and payable within *** (***) days from the date the invoice is issued. (Trial fee for Primary Site)	USD	***	n/a	n/a	USD	***

Due as invoiced (License fee for each additional Affiliate site requested by Licensee, if applicable)	USD	***	n/a	n/a	USD	***

Perpetual Renewal (Annual Renewal Fee for the Primary Site payable five years after the Effective Date of the License and each year thereafter)	USD	***	n/a	n/a	USD	***

Due as invoiced (Renewal fee for each additional Affiliate site requested by Licensee, if applicable)	USD	***	n/a	n/a	USD	***

SP-2	If the total of payments above does not agree with a statement in the main body of this Agreement about the amount to be paid to NRC in cash, the main body is considered correct.

SP-3	NRC may suspend its performance of any obligations under this Agreement until the specified prepayment or payment is received, and for as long as any payments are in arrears.

SP-4	Payments must be made to: “Receiver General - National Research Council of Canada” and addressed to:

Accounts Receivable

National Research Council of Canada

1200 Montreal Road

Ottawa, ON K1A 0R6

Canada

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SP-5	Where an instrument tendered in payment or settlement of an amount due to NRC is, for any reason, dishonoured, an administrative charge of *** U.S. dollars (USD ***) is payable to NRC and is due as invoiced.

SP-6	Interest is payable on all overdue amounts. Interest on overdue amounts is calculated and *** and accrues during the period beginning on the due date and ending on the day before the day on which payment is received by NRC. For purposes of this paragraph *** means the rate of interest established periodically by the ***, and *** means the *** that are established during the month before the month in respect of which interest is being calculated.

***

- End of Annex SP -

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ANNEX 1 – LIST OF MATERIAL

Re: *** with *** vector(s), *** and *** cell lines

***

- End of Annex 1 -

***	INDICATES ONE PAGE OF MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.